                                      L E A S E


         THIS LEASE is made by and between LUIS ECHENIQUE, a married man dealing with his separate property, FRANCIS D. ECHENIQUE, a married man dealing with his separate property, and RICARDO ECHENIQUE, a single man, hereinafter collectively called Lessors, and MONTEREY FARMING CORPORATION, a corporation, hereinafter called Lessee.

         Lessors hereby lease to Lessee, and Lessee hereby takes and hires from the Lessors, approximately 707 acres of sprinkler-irrigated farming land located on the Echenique Ranch near the town of San Lucas in Monterey County, California. Hereunto attached and incorporated herein by reference are a description of said land, marked "Exhibit A," and a map showing the location and boundaries of the same, marked "Exhibit B." Said leased land is hereinafter referred to as the "Premises."

         The terms and conditions of this lease are as follows:

         1. TERM. The term of this lease is thirty (30) years and one (1) month commencing November 1, 1979, and ending November 30, 2009, subject to the options to extend referred to in Paragraph 27.

         2. USE. The Premises shall be used for the planting, growing and harvesting of crops, including but not limited to wine grapes, and uses incidental thereto as set forth in Paragraph 10 below, but for no other purpose. All farming operations of Lessee shall be conducted in accordance with the best methods practiced in the vicinity, including the taking of necessary precautions to prevent erosion or other damage to the Premises, so that at the termination of this lease said Premises will be returned to the Lessors in the same condition as when received at the beginning of this lease, reasonable use, wear and damage by the elements excepted. Lessee shall make diligent effort to prevent the spread of all noxious weeds and crop -destroying rodents upon the Premises during the term hereof.

         3. RENT. As and for the rental of the Premises during said term, Lessee agrees to pay to Lessors the sum of $230.00 per acre per year for the 707 acres subject to this lease, or a total of $162,610 per year, payable in advance without deduction or offset, except as provided in Paragraph 25, in semi-annual installments of $81,305 each on the 1st day of November and the 1st day of May of each year during the lease term, commencing November 1, 1979; subject, however to adjustment as set forth in Paragraph 4 below. Rent for the final month of the lease term shall be added to and paid with the final semi-annual installment provided for above.

         4. PERIODIC RENT ADJUSTMENT. The annual rental to be paid by Lessee, as set forth in Paragraph 3 above, shall be adjusted at the end of the fifth (5th) year of the lease term and at the end of each successive five-year period during said term. The rent adjustment shall be made to reflect the prevailing rental rate at the time of each adjustment for land of like kind and quality with a comparable water supply and comparable improvements, located in Monterey County, California; provided, that no consideration shall be given to the value of improvements made by Lessee upon the Premises; provided further, that if at the time of a particular adjustment the Premises are planted to vineyard, the lands to be used for comparison purposes shall consist solely of Monterey County vineyards, but only those vineyards which have had a rent adjustment within the previous three (3) years.

         5. RENT ADJUSTMENT FOR OTHER USES. In the event Lessee desires to use any portion of the Premises for purposes beyond those set forth and referred to in Paragraph 2, such as (by way of example and not by way of limitation) the operation of a winery, warehousing, administrative offices, or a wine-tasting room catering to the public, it shall have the right to do so but in any such event the rental to be paid for the portion of the Premises devoted to such use shall be redetermined and paid to Lessors upon the basis of its reasonable rental value for such other purposes, by mutual agreement or by arbitration as provided in Paragraph 6 below.

         6. ARBITRATION. If the parties hereto are unable to reach agreement as to any rent adjustment to be made pursuant to the provisions of Paragraph 4 or Paragraph 5 above, the matter shall be determined by arbitration. Except as otherwise specifically provided in this lease, the arbitration proceedings shall be conducted according to the rules and procedures set forth in Title 9 of Part III (commencing with Section 1280) of the Code of Civil Procedure. A panel of three (3) arbitrators shall be selected by mutual agreement of the parties, but if the parties cannot agree on such selection, then each party shall appoint one
(l) arbitrator and the third, or "neutral" arbitrator, shall be appointed as provided in Section 1281.6 of the Code of Civil Procedure upon the petition of either party hereto. No person shall be appointed to serve as an arbitrator unless he or she is qualified by membership in the American Institute of Appraisers of the National Association of Realtors ("M.A.I.") and has been regularly engaged in making appraisals of agricultural property in Monterey County, California, during the previous five (5) years. The decision of any two
(2) of said arbitrators, made and entered as provided in Sections 1282 and 1282.2 of the Code of Civil Procedure, shall be conclusive and binding upon the parties hereto. Costs of said arbitration proceedings shall be borne and paid by the parties hereto in equal shares, except that attorneys' fees, fees paid to witnesses, and other expenses incurred by a party for that party's own benefit, shall be paid by the party incurring the same. Pending completion of said arbitration proceedings, Lessee shall continue to make all rental payments as the same become due hereunder, upon the understanding and agreement that when said proceedings

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have been completed said rental payments will be adjust"'ed, up or down, in accordance with the arbitration award.

         7. TAXES AND ASSESSMENTS. Lessee shall pay, prior to delinquency, all real and personal property taxes and assessments levied on or assessed against the Premises and against improvements now or hereafter located on the Premises, prorated for the term of this lease. Lessee's obligation to pay such taxes and assessments shall not include the following, whatever they may be called: business, income, or profits taxes levied or assessed against Lessors by federal, state, or other governmental agency; estate, succession, inheritance, or transfer taxes of Lessors; or corporation, franchise or profits taxes imposed on any corporate owner of the fee title to the Premises. If, however, during the term of this lease any taxes are imposed, assessed, or levied on the rents derived from the Premises in lieu of all or any part of real property taxes, personal property taxes, or real and personal property taxes that Lessee would have been obligated to pay under the foregoing provisions of this paragraph, and if the purpose of the new taxes is more closely akin to that of an ad valorem or use tax than to an income or franchise tax on Lessors' income, Lessee shall pay the taxes as provided above for property taxes and assessments; provided, however, if the amount or rate of such substitute tax payable by Lessee is increased because of rents or income received by Lessors from property other than the Premises, then Lessee shall be obligated to pay only that portion of such substitute tax as shall be applicable to the Premises as if the Premises were the only property owned by Lessors. Lessee may contest the legal validity or amount of any taxes or assessment for which Lessee is responsible under this lease, and may institute such proceedings as Lessee considers necessary. If Lessee contests any such tax or assessment, Lessee may withhold or defer payment or pay under protest but shall protect Lessors and the Premises from any lien by adequate surety bond or other appropriate security

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acceptable to Lessors.  Lessors hereby appoint Lessee as Lessors attorney-in-fact for the purpose of making all payments to taxing authorities and for the purpose of contesting any tax, assessment or charge payable by Lessee. Lessors shall, at Lessee's expense, cooperate with Lessee in the contest or adjustment of taxes payable by Lessee. Without Lessee's prior written consent, Lessors shall neither give any notice of non-renewal of any land conservation agreement (executed under the California Land Conservation Act of 1965), relating to the Premises, nor agree with the County of Monterey to a mutual cancellation thereof.

         8. NO WARRANTIES BY LESSORS. The Premises are being leased by Lessee in reliance upon its own inspection and investigation of said real property and all improvements thereon and upon Lessee's own evaluation of the fitness of the property for its intended use. Lessee acknowledges that neither Lessors nor anyone representing them have made any express or implied warranty or representation whatsoever concerning soil conditions, the availability of water, water quality or quantity, the condition of improvements to said real property, zoning or other governmental laws, ordinances, rules or regulations affecting the use of the Premises, the suitability of the Premises for the Lessee's purposes, or any other matter not expressly set forth in this lease. Lessee has likewise made its own investigation into the condition of the title to the Premises, including water rights, and this lease is made by Lessors without warranty of title, express or implied. Notwithstanding the foregoing, if water rights relating to the Premises are challenged, Lessors and Lessee shall jointly pursue the protection and preservation of said rights, and shall equally bear the reasonable expenses thereof.

         9. REPAIRS. Subject to the terms of Paragraph 11, Lessee shall, at Lessee's sole cost and expense, keep and maintain the Premises, including improvements

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now or hereafter installed thereon while the same are reasonably needed for agricultural purposes, in good order and condition at all times. Except as provided in Paragraph Il, Lessors shall not be called upon to make any repairs, replacements or improvements whatsoever upon the said Premises, or any part thereof.

         10. IMPROVEMENTS. This lease is executed with the understanding and agreement that the Lessee is not obligated to make any improvements to the Premises, but that if Lessee elects to do so, said improvements shall consist of the planting of a premium wine grape vineyard and the installation of buildings, equipment and facilities which Lessee may require for the development and operation of said 'property as a vineyard. Except as provided in Paragraph 11, the full cost of said improvements shall be borne and paid by Lessee, without any contribution whatsoever by Lessors. The construction and installation of these or any other improvements made to the Premises by the Lessee shall be subject to the following conditions:

              (a) At least ten (10) days but not more than thirty (30) days before commencement of any construction on or improvement to the Premises which will cost in excess of $10,000.00, Lessee shall notify Lessors of Lessee's intention to commence said work. The notice shall specify the approximate location and nature of the intended improvements and shall state the approximate date on or after which work is to commence. Lessors shall have the right to post and maintain on the Premises any notices of nonresponsibility provided for under applicable law.

              (b) Lessee shall not suffer or permit to be enforced against the Premises or any part thereof any mechanic's, materialman's, contractor's, or subcontractor's lien arising from any work of improvement made by Lessee, however it may arise. However,Lessee may in good faith and at Lessee's own expense contest the validity of any such asserted lien, provided Lessee has furnished the bond required in Civil Code Section 3143 (or any comparable statute hereafter enacted for providing a bond or other assurance freeing the Premises from the effect of such a lien claim.)

              (c) Lessee shall indemnify Lessors against all liability and loss of any type arising out of work performed on the Premises by or for Lessee, together with reasonable attorneys' fees and all costs and expenses incurred by Lessors in negotiating, settling, defending, or otherwise protecting against such claim should Lessee fail to do so.

              (d) If Lessee does not cause to be recorded the bond described in Civil Code Section 3143 or otherwise protect the property under any alternative or successor statute, and if a final judgment is rendered against Lessee by a court of competent jurisdiction for the foreclosure of a mechanic's, materialman's, contractor's or subcontractor's lien claim, and if Lessee fails to stay an execution of the judgment by lawful means or to pay the judgment, Lessors shall have the right, but not the duty, to pay or otherwise discharge, stay, or prevent the execution of any such judgment or lien or both. Lessee shall reimburse Lessors for all sums paid by Lessors under this subparagraph (d), together with all Lessors' reasonable attorneys' fees and costs, plus interest on those sums, fees, and costs at the highest legal rate allowed under the laws of California from the date of payment until the date of reimbursement.

All improvements constructed or installed on the Premises by Lessee shall be owned by Lessee during the term of this lease. At the conclusion of the lease term as defined in Paragraph 1 hereof, or upon any earlier termination of this lease however occurring, Lessee shall surrender the Premises and improvements to Lessors and as of said date said improvements shall become part of the real property and shall belong solely to Lessors.

         11. WATER. Lessee shall have the full use of any and all water rights appurtenant to the Premises and shall have the right to drill fob its use such wells as it may deem necessary to furnish sufficient water for agricultural use on the Premises; but no irrigation water produced by Lessee on the Premises shall be transported for use off the Premises. Lessors shall not be responsible to Lessee in any way or to any extent for any deficiency in the quantity or quality of water which may be available for Lessee's use on the Premises, but if at any time there shall not be sufficient water from existing wells to properly irrigate vineyards which Lessee has placed on the Premises or to otherwise farm the Premises in a proper manner, Lessee shall give reasonable notice thereof to Lessors. Notwithstanding anything to the contrary in this lease, Lessors shall thereafter promptly and diligently make all reasonable efforts to restore the water supply, including the drilling of a new well or wells, at Lessors' option and expense. If Lessors' efforts are unsuccessful, the Lessee shall have the right to terminate this lease by giving thirty (30) days' prior written notice of such termination to Lessors. Notwithstanding the foregoing, Lessors shall have the personal right to take and use water from the Premises for the irrigation of approximately acres of other land owned by Lessors described in the attached "Exhibit C" and designated as Parcel 4 on the attached "Exhibit B," for domestic use at ranch dwellings now or hereafter located on the Echenique Ranch and for watering livestock on said ranch, provided those uses of water by Lessors neither unreasonably interfere with Lessee's irrigation schedule nor diminish the water supply necessary for the proper irrigation of vineyards or other crops on the Premises. Lessors shall pay to Lessee the cost of power used to pump the water used by Lessors under this Paragraph 11.

         12. UTILITIES AND SERVICES. Lessee shall pay for all utilities and services used by Lessee upon the Premises during the term of this lease.

         13. NONLIABILITY OF LESSORS; INSURANCE. Lessee agrees to keep Lessors free from all liability and claim for damages arising from any injury from any cause to any person, including Lessee, or to property of any kind belonging to anyone, including Lessee, while in, upon, or in any way connected with the Premises during the term of this lease, except any such liability or claim arising out of an act or omission on the part of one of the Lessors, an agent, guest, invitee or lessee of Lessors other than Lessee. Lessee shall obtain, at its expense, public liability insurance in an amount not less than $500,000.00 for one person and $1,000,000.00 for more than one person showing Lessors as additional insured thereunder and providing that said policy or policies may not be cancelled or amended without at least thirty (30) days' prior written notice to Lessors. A certificate of insurance evidencing such coverage shall be provided to Lessors. At the time any such policy is to be renewed or replaced, if it then appears that because of a change of circumstances since the policy was issued the amount of coverage is not reasonably equivalent, in terms of the protection afforded to Lessors, to the prior coverage required under the terms of this paragraph, the Lessee shall increase the amount of such coverage to a figure that will provide equivalent protection to Lessors.

         14. FIRE AND EXTENDED COVERAGE INSURANCE. During the term of this lease the Lessee shall, at Lessee's sole cost and expense, keep insured for the mutual benefit of Lessee and Lessors all improvements now or hereafter located on or appurtenant to the

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Premises against loss or-damage by fire and such other risks as are now or hereafter included in an extended coverage endorsement in common use for farm buildings and structures, including vandalism and malicious mischief.

The amount of such insurance shall be sufficient to prevent either Lessors or Lessee from becoming a co-insurer under the provisions of the policies, but in no event shall the amount be less than ninety per cent (90%) of the then actual replacement cost of said improvements (exclusive of excavations and foundations), without deduction for depreciation (herein called full insurable value.) At the time any such policy is to be renewed or replaced the Lessors may request the carrier of the insurance then in force to determine the full insurable value as defined in this paragraph, and the resulting determination shall be conclusive between the parties as to the amount of such coverage to be required under the provisions of this paragraph. Lessee may include the holder of any mortgage on the leasehold or on the fee, or both, as a loss payee; on Lessors' written demand Lessee shall include the holder of any mortgage on the fee as a loss payee to the extent of that mortgage interest. The proceeds shall be applied first to the repair, restoration, or reconstruction of said improvements, and any excess shall belong solely to Lessee.

         15. ENTRY, INSPECTION AND USE BY LESSORS. Lessee shall permit Lessors, and Lessors' agents and assigns, at all reasonable times, to enter the Premises and to use the roads established on the Premises now or in the future for the purpose of inspection, reasonable ingress and egress to and from public roads and to and from other lands owned by the Lessors, the posting of notices, the exercise of any right given to or retained by Lessors under the provisions of this lease, or any other lawful purpose. To facilitate such access, Lessee shall supply Lessors, their agents and assigns, with keys to gates to the Premises.

         16. OIL AND GAS LEASES. This lease is subject and subordinate to a certain oil and, gas lease affecting the Premises, dated August 8, 1973, taken by Getty Oil Company, a Delaware corporation, as lessee, recorded August 24, 1973, on Reel 866, at Page 930, and re-recorded August 29, 1973, on Reel 867, at Page 823, Official Records of Monterey County, California; said lessee's interest therein was subsequently assigned to and is now held by Husky Oil Company of Delaware, a corporation. Notwithstanding anything to the contrary contained in this lease, Lessors shall have the right at any time or from time to time to execute other oil, gas or mineral leases with respect to the Premises (or to extend the existing oil and gas lease held by Husky Oil Company of Delaware); provided, that neither Lessors nor said mineral lessee shall have the right, without the prior written consent of the Lessee, to enter upon 'the surface of the Premises or the upper 500 feet thereof to explore for, produce, or extract oil, gas or other minerals. All oil, gas or mineral leases hereafter executed by Lessors with respect to the Premises shall contain a provision making the lessee therein primarily liable to Lessors and Lessee, as their respective interests may appear, for all damages to livestock, crops, vines, trees, fences, roads, ditches, buildings and other improvements on the Premises, caused by said lessee's operations thereon. Lessors hereby agree to indemnify and hold harmless the Lessee from and against all such damages.

         17. NUISANCE; COMPLIANCE WITH LAWS. Lessee shall not knowingly do, or permit to be done, or knowingly keep, or permit to be kept, in or about the Premises, anything which shall be a nuisance or which shall be in violation of any law, ordinance, rule or regulation of any governmental authority.

         18. CONDEMNATION. If during the term of this lease all or any portion of the Premises is condemned, or conveyed under threat of condemnation, for public use, the parties hereto agree as follows:

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              (a)  The respective rights of the parties shall depend
         upon whether there is a "total taking," a "substantial taking," or a "partial taking," said terms being defined as follows:

                   TOTAL TAKING means the taking of the fee title to all of the
              Premises and the improvements on said Premises;

                   SUBSTANTIAL TAKING means the taking of so much of the
              Premises or improvements or both that the conduct of Lessee's business on the Premises would be prevented or impaired to the extent that agricultural operations could not be conducted on the Premises at an economically feasible level of profit;

                   PARTIAL TAKING means any taking of the fee title that is not either a total taking or a substantial taking.

              (b) In the event of a TOTAL TAKING (or a SUBSTANTIAL TAKING if Lessee gives Lessors notice of intent to treat such taking as total taking within fifteen(15)days after the nature and extent of the taking have been finally determined), Lessee's interest in the leasehold and Lessee's obligations under this lease, including but not limited to the obligation to pay rent, shall continue until the date on which the condemnor takes possession, and Lessee's right to apportionment of the award shall act rue as of that date. Upon delivery of possession to the condemnor, this lease shall terminate.

              (c) In the event of a PARTIAL TAKING (or a SUBSTANTIAL TAKING if Lessee does not elect to treat it as a total taking as provided in subparagraph (b) of this paragraph), this lease shall remain in full force and effect with respect to the remaining property and Lessee's obligation to pay rent shall be reduced at the rate per acre then payable under the provisions of Paragraphs 3 and 4 above for each acre so taken.

              (d) Upon a total, substantial, or partial taking, all sums, including damages and interest, awarded for the fee or leasehold or both shall be deposited with a bank, savings and loan association, or other mutually agreeable escrow holder, with instruction's to distribute the same as follows:

                   TO LESSEE, that portion of the award representing the value of the leasehold estate of the Lessee in the property taken for the then unexpired term of this lease (including renewal option periods); provided, however, that Lessee's portion of the award as it relates to improvements taken shall not exceed an amount equal to the then unamortized cost of all improvements (including capitalized development costs for labor, materials and preproduction interest on funds borrowed and used for installation and development of said improvements) made to the said property by Lessee, computed on a straight-line basis over the term of the lease remaining at the time the improvements were installed.

                   TO LESSORS, the balance of said award.

              (e) The party receiving any formal or informal notice of intended taking under eminent domain from a public agency shall give the other party prompt notice of the contents of the notice received and the date on which it was received.

              (f) Lessors, Lessee, and all persons and entities holding under Lessee shall each have the right to represent their respective interests in each proceeding or negotiation with respect to a taking of all or any part of the Premises under eminent domain, and to make full proof of their respective claims. No agreement, settlement, sale, or transfer to the condemning agency shall be made without the consent of Lessors and Lessee. Lessors and Lessee each agree to execute and deliver to the other any instruments that may be required to effectuate or facilitate the provisions of this lease relating to condemnation.

         19. DEVELOPMENT FINANCING. If during the term of this lease the Lessee elects to do work of development or to construct improvements on the Premises, as set forth in Paragraph 10 above, the parties hereto agree as follows:

              (a)  The total cost of the work shall be paid for by Lessee.

              (b) Notwithstanding anything herein to the contrary, Lessee is hereby given the absolute right without the Lessors' consent to mortgage its interest in this lease for the purpose of securing any loan to be used by Lessee for the development and improvement of the Premises, but Lessors shall not be required to join or participate in said loan, or to accept any personal responsibility for the repayment of the same. No such mortgage shall extend to or affect the fee title or the reversionary interest of the Lessors in and to the Premises, or the reversionary interest of the Lessors in and to any improvements now or hereafter installed upon said Premises. No such mortgage or assignment thereof shall be binding upon the Lessors in the enforcement of their rights under this lease, but Lessors will give notice of default by Lessee to the mortgage holder and will accept performance by the mortgage holder of any term of this lease to be performed by Lessee. The mortgage holder shall have thirty (30) days in which to cure any default by Lessee after the time for Lessee to cure it has expired; provided, however, that if the default cannot be cured by the payment of money, Lessors will not terminate this lease if the mortgage holder commences and thereafter diligently pursues to completion foreclosure of its mortgage and pays to the Lessors all sums then due and unpaid under the terms of this lease, as well as all other sums due from Lessee to Lessors under other agreements with respect to which Lessors have given prior written notice to mortgage holders referred to in this subparagraph (b). The loan documents shall contain a provision allowing, but not obligating, the Lessors to cure any default thereunder if the Lessee fails to do so. Such mortgage shall provide that a copy of any notice of default served thereunder shall be sent by mail to the Lessors at the address given in this lease for the service of notices hereunder. A duplicate original or certified copy of such mortgage, showing recording data, shall be given to Lessors within ten (10) days after the same is returned from the recorder's office.

         20. PERMANENT FINANCING; SUBORDINATION OF FEE. In the event Lessee desires to obtain permanent, long-term financing of improvements it has made' to the Premises pursuant to the provisions of Paragraph 10 above it shall have the right to do so at any time after five (5) years from the commencement of the lease term, provided the entire cultivable portion of the Premises is planted to vineyard during calendar year 1980, all other improvements necessary to the operation of the Premises as a vineyard are installed as needed, and said improvements thereafter are maintained in place and in good condition in accordance with the terms of this lease; said right to terminate at the expiration of ten (10) years after the commencement' of the lease term. Said financing shall be in the form of a long-term loan from a bank, savings and loan association, or insurance company authorized to do business in the State of California, or any similar financial institution acceptable to the Lessors. In such event Lessors agree that if requested to do so by Lessee they will execute and deliver to such lender a deed of trust sufficient to subordinate or encumber Lessors' fee title to the Premises to the lien of an encumbrance represented by said deed of trust, together with such other loan documents in the standard form then in use by the lender as the lender may reasonably require as a condition of making the loan. Lessors and Lessee shall negotiate in good faith with respect to such amendments to this lease as the lender requires as a condition to providing the long-term financing, and neither Lessee nor Lessors shall unreasonably withhold their consent to such amendments. Said encumbrance shall constitute a first lien against the fee title to the Premises. If, however, the holder of the existing lien represented by a first deed of trust executed by Lessors in favor of flank of America National Trust and Savings Association on November 15, 1976, recorded December 10, 1976, on Reel 1103, at Page 158, Official Records of Monterey County-(the "Bank of America loan") will not subordinate that lien to the long term loan contemplated hereby, the provisions of subparagraph 20(k) below shall apply. 'The foregoing provisions of this paragraph are subject, however, to the following terms, conditions and agreements:

              (a) The Lessee must not then be in default in the performance of any of its obligations under this lease.

              (b)  The term of the loan must be not less than fifteen
         (15) years, nor more than twenty (20) years.

              (c) The principal amount of the note to said lender shall not exceed $2,500,000.00.

              (d) Neither the note nor the deed of trust shall contain any provisions making said deed of trust security for future advances to the borrower (Lessee), nor shall they contain any "dragnet" or similar provision making said deed of trust security for any other obligation of the borrower (Lessee) to the lender.

              (e) The rate of interest provided for in said note shall not exceed the rate then prevailing among banks, savings and loan associations and insurance companies for similar loans.

              (f) Said note shall provide for repayment of the loan in equal monthly, quarter-annual, semi-annual or annual installments of both principal and interest, amortized over a term not to exceed twenty-five (25) years. No provision shall be made for deferment of principal payments, other than a provision allowing the lender, at the lender's sole discretion, to permit such deferment for not more than two
         (2) years at a time and for a total of not more than four
         (4) years during the term of the loan. Both the note and the deed of trust securing the same shall expressly provide that there can be no extension of the maturity date, additions to the balance of the loan, alteration of any provision in the documents, or any refinancing of the unpaid principal balance without the Lessors' prior written approval, which written approval shall not be unreasonably withheld; provided, that nothing in this subparagraph shall preclude the mortgagee (lender) from making any payment required to be made by Lessee under the terms of this lease in order to avoid or cure a default on the part of Lessee.

              (g) The loan documents and the deed of trust shall contain a provision that the Lessors have joined in the execution of the same solely for the purpose of creating a lien against the fee title to the Premises in favor of the lender, and that no personal judgment will be sought or obtained against the Lessors, or any of them, by reason of their having joined in the execution of said documents.

              (h) The proceeds of said loan shall be applied by the lender first to the full payment of any construction loan taken out by the Lessee pursuant to the provisions of Paragraph 19 above, and second to the payment of any and all obligations then due and owing by Lessee to Lessors, whether under the terms of this lease or otherwise; the remaining proceeds, if any, shall be paid to Lessee.

              (i) Lessors' obligation to subordinate their fee title to the Premises to said loan is limited to one such loan and one such note and deed of trust (subject, however, to subparagraph (k) below.)

              (j) The loan documents and deed of trust shall contain a provision requiring that all notices of default shall be served on both Lessors and Lessee and that Lessors shall have the right to cure any default if Lessee fails to do so. Lessors shall have thirty (30) days in which to cure any default after the time for Lessee to cure it has expired. Neither Lessors' right to cure any default nor any exercise of such a right shall constitute an assumption of liability under the,note or deed of trust. If any default is noncurable, it shall not be grounds for foreclosure of the. deed of trust, under power of sale or judicially, if the Lessors, or the Lessee in possession of the premises, promptly perform all other provisions of the note and deed of trust.

              (k) If the holder of the Bank of America loan referred to above will not subordinate that lien to the long-term financing contemplated hereby, and it is therefore necessary that such long-term financing include an amount sufficient to pay off the then unpaid balance of the Bank of America loan so that the deed of trust to be given the lender will constitute a first lien upon the fee title to the Premises, Lessors agree to allow the amount of the loan to be so increased; provided, that so much of the loan proceeds as may be necessary shall be delivered by the lender to the holder of the Bank of America loan to pay in full all sums due under the note and deed of trust held as security therefor. In this event, Lessors shall be directly responsible to the lender for all payments of principal and interest on the amount by which the loan is increased
         (whether such payments are provided for in a single note or in multiple notes); provided, however, that if the rate of interest charged by the lender on that portion of the loan that is used to pay off the obligation represented by the Bank of America loan exceeds the rate of interest then provided for in the note to the Bank of America, Lessee will pay to the lender the additional amount of interest being charged as the same becomes due and will indemnify the Lessors against all liability for such additional interest.

         21. EVENTS OF DEFAULT. Any of the following events shall constitute a default under the terms of this lease:

              (a) The nonpayment of rent or any other sum to be paid by Lessee to Lessors under the terms of this lease, and the failure of Lessee to make such payment within ten (10) days after written notice to do so is given to the Lessee and to any lender then holding a security interest in the leased land or in the leasehold estate of the Lessee pursuant to the provisions of Paragraph 19 or Paragraph 20 above.

              (b) Delinquency by the Lessee in the performance of or compliance with any other covenant, condition or restriction contained in this lease and the failure of the Lessee to perform or comply with the same within thirty (30) days after written notice to do so is given to the Lessee and to any lender then holding a security interest in the Premises or in the leasehold estate of the Lessee pursuant to the provisions of Paragraph 19 or Paragraph 20 above; provided, however, that if the nature of

         Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences the cure within that thirty (30) days' period and thereafter diligently prosecutes the cure to completion.

              (c) Abandonment or surrender of the Premises or of the leasehold estate by the Lessee.

              (d) The subjection of any right or interest of Lessee hereunder to attachment, execution or other levy, or to seizure under legal process (except a foreclosure of security given by Lessee to a lender pursuant to the provisions of Paragraph 19 or Paragraph 20 above), if not released within thirty (30) days.

              (e) The filing by Lessee of a petition in bankruptcy or insolvency, or for an arrangement or reorganization, or the making of an assignment for the benefit of creditors.

              (f) The filing against Lessee of a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver to take possession of the Premises or improvements thereon or of Lessee's interest in the leasehold or of Lessee's operations on the Premises for any reason (other than a receivership pursuant to any security given by the Lessee to a lender referred to in Paragraph 19 or in Paragraph 20 above), if not dismissed within ninety
         (90) days.

              (g) Any default or delinquency by Lessee in the payment of any loan or other obligation secured by a mortgage or other security instrument given to secure an obligation to a lender referred to in Paragraph 19 or in Paragraph 20 above where Lessee's default continues beyond any period of grace allowed by the applicable loan document.

              (h) Any act or event which by the terms of this lease is expressly made an event of default.

         22. REMEDIES OF LESSOR ON DEFAULT. Upon any default of Lessee under the terms of this lease the Lessors shall, at any time prior to the cure of the default, have the following remedies in addition to all other rights and remedies provided by 1aw or equity, to which Lessors may resort cumulatively or in the alternative:

              (a) Lessors may at Lessors' election terminate this lease by giving written notice of termination. On the giving of the notice, all Lessee's rights in the Premises shall terminate. Promptly after notice of termination, Lessee shall surrender and vacate the Premises and all improvements thereon, and Lessors 'may reenter and take possession of the Premised and improvements and eject all parties in possession. Termination under this subparagraph shall not relieve Lessee from any claim for damages previously accrued or then accruing against the Lessee. Said damages shall include the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the award exceeds the amount of such rental loss for the same period that the Lessee proves could be reasonably avoided.

              (b) Lessors may at Lessors' election reenter the Premises and, without terminating this lease, at any time and from time to time relet said Premises and improvements or any part or parts of them for the account and in the name of Lessee or otherwise. Any reletting may be for the remainder of the term or for a longer or shorter period. Lessors may execute any leases made under this provision either in Lessors' name or in Lessee's name and shall be entitled to all rents from the use, operation, or occupancy of the Premises and improvements. Lessee shall nevertheless pay to Lessors on the due dates specified in this lease the equivalent of all sums required of Less&e under the terms of this lease, plus Lessors' expenses, less the net amount realized by Lessors upon any such reletting. No act by or on behalf of Lessors under this provision shall constitute a termination of this lease unless Lessors give Lessee written notice of termination.

              (c) Lessors shall be entitled at Lessors' election to each installment of rent or to any combination of installments for any period before termination, plus interest on delinquent installments at the highest interest rate then allowable under the laws of the State of California.

              (d) Upon any reentry of the Premises by Lessors pursuant to the provisions of subparagraphs (a) or (b) above, the Lessors may at Lessors'. election take possession of all crops on the Premises, harvested and unharvested, and shall thereupon become the owner of the same, without any obligation to compensate Lessee or any other person therefor, except that Lessors shall pay to Lessee all moneys received from the sale of said crops, less all reasonable costs and expenses incurred or expended by Lessors in cultivating, harvesting, processing, handling and selling said crops, less amounts owed to the holder of a security interest given to secure crop financing, and less all sums which may then be due to Lessors under the terms of this lease or otherwise. Lessors may at Lessors' election use any of Lessee's machinery, equipment, trade fixtures or other personal property left upon the Premises, without compensation and without liability for the use or damage of the same, or store said property for the account of and at the cost of Lessee.

The waiver by Lessors of any default or breach of this lease by the Lessee shall not be deemed or held to be a waiver of any subsequent or other default or breach hereby by Lessee.

         23. SURRENDER AND REMOVAL BY LESSEE; QUITCLAIM. Upon the expiration of the term of this lease or any earlier termination thereof, the Lessee shall surrender to Lessors the possession of the Premises and all improvements located thereon. If Lessee is not at the time of such termination in default under the terms of this lease, Lessee may remove or cause to be removed all of its machinery, equipment, trade fixtures and other personal property located upon the Premises and then owned by the Lessee; any of said property not so removed within thirty (,30) days after the date of termination shall be considered to have been abandoned and thereafter shall belong to Lessors without the payment of any consideration. Upon such expiration or earlier termination of this lease, the Lessee agrees to execute, acknowledge and deliver to Lessors in recordable form a proper instrument releasing and quitclaiming to Lessors all right, title and interest of the Lessee in and to the Premises and all improvements located thereon. No holding over of the possession of the Premises by Lessee beyond the term of this lease shall be deemed an extension of said term or create the right to an additional term in the absence of a written agreement executed by Lessors.

         24. LEASE SUBJECT TO UTILITY EASEMENTS. This lease is accepted by Lessee with knowledge of the number, kind and location of all utility easements located on the Premises, including but not limited to an underground natural gas pipeline which runs through the same. Lessee agrees to conduct its farming operations on the Premises in such a manner as will avoid injury to or interference with any such easement. Lessee hereby indemnifies Lessors against any and all liability to the owner or owners of such easements for damage thereto caused by Lessee's operations on the Premises.

         25. LESSORS' ENCUMBRANCES. Except as contemplated by Paragraph 20, Lessors shall not further encumber the Premises or any part thereof during the first ten (10) years of the lease term without Lessee's prior written consent. In the event of default by the Lessors under an encumbrance of Lessors' interest in the Premises, or in the event Lessors' interest in the Premises becomes subject to-any lien for which Lessee is not responsible under the terms of this lease and which jeopardizes Lessee's interest in the Premises, Lessee shall have the right to cure the default or discharge the lien and. to deduct the, funds expended in connection with such cure or discharge from subsequent rental payments becoming due under the terms of this lease. Lessor shall use its best efforts to cause holders of encumbrances on Lessors' interest in the Premises to agree to accept performance thereunder by the Lessee.

         26. WAIVER OF RIGHT OF ACTION FOR INSURED LOSSES. Each party to this lease waives any right of action such party may later acquire against the other for the recovery of any loss or damage to any of such party's property which is insured under valid and collectible insurance policies, to the extent of any recovery collectible under such-insurance.

         27. OPTION TO EXTEND. Provided that Lessee is not then in default under the terms of this lease, Lessee shall be entitled to extend the term of this lease for four (4) successive five-year terms upon giving to Lessors written notice of Lessee's election to exercise the option to extend the term at least ninety (90) days prior to the expiration of the then existing term hereof. Such renewal shall be upon the same terms and conditions as are herein stated. References in this lease to the term of this lease shall, to the extent exercised, include the four (4) successive five-year options provided for above.

         28. FIRST RIGHT TO PURCHASE. During the term of this lease, provided Lessee is not in default in the performance of any of its obligations hereunder, the Lessee shall have the first right to purchase the Premises if the Lessors receive a bona fide offer to purchase the same from a third party which they desire to accept, or if the Lessors offer to sell the same. In either such case the Lessors shall give Lessee written notice of such offer and of all of the terms and conditions thereof, and thereafter the Lessee shall have twenty (20) days in which to exercise this first right to purchase by giving to Lessors written notice of Lessee's election so to do. If this first right to purchase is not so exercised by Lessee within said twenty (20) days' period, it shall lapse and shall be of no further force or effect and Lessors thereafter shall be free to sell the Premises to a third party within one hundred and eighty (180) days after Lessee's first right to purchase lapses, but not for a lesser price or on terms substantially more favorable to the purchaser. Any such sale to a third party shall be subject to this lease, it being expressly understood and agreed that this lease shall continue in full force and effect notwithstanding said sale.

         29. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or any interest herein, or underlet the Premises or any part thereof, without the prior written consent of the Lessors, except to an affiliate or affiliates of MONTEREY FARMING CORPORATION (i.e., a partnership in which MONTEREY FARMING CORPORATION is a general partner, or a joint venture in which MONTEREY FARMING CORPORATION is a joint venturer), and neither this lease, nor any interest herein of the Lessee, shall be assignable in proceedings by or against the Lessee in bankruptcy, or in insolvency, or in any other manner by operation of 1aw; provided, that such consent shall not be unreasonably withheld; provided further, that Lessors' consent shall not be required in connection with the transfer of this lease to a lender who has financed improvements to the Premises under the provisions of paragraph 19 or Paragraph 20 above and who holds a security interest in the lease hold estate of the Lessee, in a foreclosure or other like proceedings instituted by the lender under the terms of any such security instrument, or by an assignment or other conveyance given in lieu of foreclosure. No assignment under the provisions of this paragraph shall be effective, however, until the assignee has given written notice of such assignment to the Lessors, stating the name and address of the assignee and the date of transfer, accompanied by a copy of the assignment and the written agreement of the assignee expressly assuming and agreeing to keep and perform all of the obligations of the Lessee under this lease.

         30. TIME OF THE ESSENCE. Time and specific performance are of the essence of this agreement, and of every provision hereof.

         31. SUCCESSORS AND ASSIGNS. Subject to the restriction on assignment hereinabove set forth, this lease and all of the provisions hereof shall inure to the benefit of and shall be binding upon the heirs, legal representatives, successors and assigns of the respective parties hereto.

         32. ATTORNEYS' FEES. In case either party shall bring suit against the other to compel the performance of, or to recover for the breach of, any covenant, agreement or condition herein written, or, in the case of the Lessors, to recover possession of the Premises or to remove from the record this lease or any lien or encumbrance thereon created by the Lessee, the prevailing party shall be entitled to a reasonable attorneys' fee, to be fixed by the court and made a part of any judgment entered therein.

         33. NOTICES. Any notice to be given hereunder will be sufficiently served if given personally to the person to whom it is addressed, or if deposited in the United States mail, registered or certified, addressed to the party to be served at the address shown below his signature hereto, or at such other address as said party hereafter may designate for the service of notices hereunder.

         34. SHORT FORM LEASE. The parties agree to execute and have acknowledged a short form lease for purposes of recording in Monterey County, California, which said short form shall describe the Premises as being subject to the rights, covenants and restrictions herein contained.

         35.  ESTOPPEL CERTIFICATE.

              (a) Lessors shall at any time upon not less than fifteen (15) days prior written notice from Lessee execute, acknowledge and deliver to Lessee a statement in writing (i) certifying that this lease is unmodified and in full force and effect or, if 'modified, stating the nature of the modification and certifying that this lease, as modified, is in full force and effect, and (ii) acknowledging that there are not, to Lessor knowledge, any uncured defaults on the part of Lessee hereunder or specifying the defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective encumbrancer of the Premises, or Lessee's interest therein.

              (b) Lessors' failure to deliver such statement within the time specified shall be conclusive upon Lessors (i) that this lease is in full force. and effect, without modification except as may be represented by Lessee, (ii) that there are no uncured defaults in Lessee's performance, and (iii) that not more than one semi-annual installment of rent has been paid in advance.

         IN WITNESS WHEREOF, the said parties have executed this lease in duplicate this 27th day of September, 1979.

LESSOR:                                LESSEE:
------                                 ------


                                       MONTERY FARMING
/s/ Luis Echenique                     CORPORATION, a corporation
------------------------------
Luis Echenique


                                       By /s/ Alfred G. Scheid
                                         ------------------------
/s/ Ricardo Enchenique                      President
------------------------------
Ricardo Enchenique


                                       By /s/ Alvin J. Portnoy
                                         ------------------------
/s/ Francis D. Echenique                    Secretary
------------------------------
Francis D. Echenique


                                       Address:
                                       501 Santa Monica Boulevard
By   /s/ Luis Echenique                Suite 312
     -------------------------         Santa Monica, California 90401
     His Attorney-in-fact



Address:
P.O. Box 108
San Lucas, California  93954

                                       CONSENT

         MARY R. ECHENIQUE, wife of LUIS ECHENIQUE, and MARGARET ANN ECHENIQUE, wife of FRANCIS D. ECHENIQUE, hereby consent to the foregoing lease.

         DATED:  September 27, 1979.



                                  /s/ Mary R. Echenique
                                  ---------------------------------------------
                                  Mary R. Echenique



                                  /s/ Margaret Ann Echenique
                                  ---------------------------------------------
                                  Margaret Ann Echenique




                                  By /s/ Luis Echenique
                                    -------------------------------------------
                                       Her Attorney-in-fact



STATE OF CALIFORNIA          )
                             )    ss.
COUNTY OF MONTEREY           )



         On September 27, 1979, before me, the undersigned, a Notary
Public in and for said county and state, personally appeared LUIS ECHENIQUE, RICARDO ECHENIQUE and MARY R. ECHENIQUE, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

                                  /s/ John W. Hutton
                                  ---------------------------------------------
                                  Notary Public

STATE OF CALIFORNIA          )
                             )    ss.
COUNTY OF MONTEREY           )

         On September 27, 1979, before me, the undersigned, a Notary
Public in and for said county and state, personally appeared LUIS ECHENIQUE, known to me to be the persons whose name is subscribed to the within instrument as the attorney-in-fact of FRANCIS D. ECHENIQUE and MARGARET ANN ECHENIQUE, and acknowledged to me that he subscribed the names of FRANCIS D. ECHENIQUE and MARGARET ANN ECHENIQUE thereto as principals, and his own name as attorney-in-fact.

                                  /s/ John W. Hutton
                                  ---------------------------------------------
                                  Notary Public

STATE OF CALIFORNIA     )
                        )    ss.
COUNTY OF               )

         On September 28, 1979, before me, the undersigned, a Notary
Public in and for said county and state, personally appeared Alfred G. Scheid and Alvin J. Portnoy, known to me to be the President and the Secretary of the corporation that executed the within instrument, and also known to me to be the persons who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.



                                  /s/ John S. Thompson
                                  ---------------------------------------------
                                  Notary Public

Luis Echenique, et al to:

EXHIBIT "A"

PARCEL 1

    Certain real property situate in the Rancho San Lucas, Monterey County, California, being a part of Lot 1 as shown on map filed in Volume l of Surveys at Page 34, records of said county, said part being particularly described as follows:

    Beginning at a point in the southeasterly boundary of said Lot 1, at the northeasterly side of the farm road, running along the southwesterly side of California State Highway US 101 as described in deed from Luis Echenique, et al to the State of California dated May 29, 1969 and recorded in Reel 615 of Official Records at Page 698, records of said county, and running thence along said southeasterly lot boundary.




    (1)  S         44DEG.    41' W, 651.6 feet; thence
    (2)  N         37DEG.    14' W, 376.8 feet; thence
    (3)  N         36DEG.    26' W, 4046.4 feet; thence
    (4)  N         36DEG.    04' W, 457.8 feet; thence
    (5)  N         44DEG.    04' W, 405.7 feet; thence
    (6)  N         36DEG.    29' W, 496.4 feet; thence
    (7)  N         36DEG.    53' W, 410.2 feet; thence
    (8)  N         30DEG.    47' W, 603.5 feet; thence
    (9)  N         52DEG.    04' E, 154.0 feet to the northeasterly side of a farm road running along said highway line; thence along said road line
    (10) S         48DEG.    43' E, 265.6 feet; thence
    (11) S         45DEG.    11' E, 409.8 feet; thence
    (12) S         41DEG.    36' E, 541.1 feet; thence
    (13) S         36DEG.    07' E, 358.9 feet; thence
    (14) S         40DEG.    01' E, 4419.5 feet; thence
    (15) S         40DEG.    20' E, 722.0 feet; to the point of beginning.



CONTAINING AN AREA OF 69.3 ACRES OF LAND, MORE OR LESS

PARCEL 2

    Certain real property situate in the Rancho San Lucas and the Rancho San Bernardo, Monterey County, California, being a part of Lot 1 as shown on map filed in Volume l of Surveys at Page 34, records of said county, said part being particularly described as follows:

    Beginning at a point in the southeasterly boundary of said Lot 1, at the southwesterly line of a farm road running along the northeasterly line of said State Highway and running thence along said southwesterly road line

    (1)  N    40DEG.    02'  W,   1166.1 feet; thence
    (2)  N    36DEG.    35   W,   450.2 feet; thence
    (3)  N    44DEG.    14'  W,   302.1 feet; thence
    (4)  N    39DEG.    49'  W,   1198.9 feet; thence
    (5)  N    36DEG.    20'  W,   249.7 feet; thence
    (6)  N    37DEG.    45'  W,   601.0 feet; thence

    (7)  N    45DEG.    16'  W,   351.9 feet; thence continuing along the line
of said farm road, but leaving said highway line
    (8)  N    39DEG.    49'  W,   2499.9 feet; thence
    (9)  N    49DEG.    48'  W,   1773.8 feet; thence
    (10) N    38DEG.    14'  W,   443.2 feet; thence
    (11) N    18DEG.    34'  PARA4,    539.6 feet; thence
    (12) N    38DEG.    38'  W,   203.5 feet; thence
    (13) N    50DEG.    30'  W,   312.3 feet; thence
    (14) N    44DEG.    43'  W,   224.8 feet; thence
    (15) N    64DEG.    13'  W,   247.8 feet; thence
    (16) N    33DEG.    19'  W,   445.7 feet; thence
    (17) N    31DEG.    29'  W,   486.7 feet: thence
    (18) N    27DEG.    30'  E,   243.3 feet; thence
    (19) N    44DEG.    05'  W,   195.0 feet; thence
    (20) N    50DEG.    32'  W,   141.6 feet; thence
    (21) N    40DEG.    41'  W,   201.7 feet; thence
    (22) N    50DEG.    51'  W,   247.7 feet; thence
    (23) N    46DEG.    48'  W,   206.2 feet; thence
    (24) N    52DEG.    59'  E,   270.0 feet; thence
    (25) S    42DEG.    40'  E,   483.4 feet; thence
    (26) S    38DEG.    29'  E,   343.3 feet; thence
    (27) N    68DEG.    04'  E,   206.6 feet; thence
    (28) N    86DEG.    50'  E,   102.1 feet; thence
    (29) S    86DEG.    24'  E,   224.0 feet; thence
    (30) S    55DEG.    29'  E,   126.1 feet; thence
    (31) S    39DEG.    52'  E,   308.5 feet; thence
    (32) N    49DEG.    33'  E,   62.0 feet; thence
    (33) N    22DEG.    53'  E,   160.3 feet; thence
    (34) S    78DEG.    48'  E,   234.9 feet; thence
    (35) S    54DEG.    54'  E,   174.2 feet; thence
    (36) N    86DEG.    20'  E,   192.4 feet; thence
    (37) S    83DEG.    52'  E,   282.8 feet; thence
    (38) S    89DEG.    24'  E,   329.5 feet; thence
    (39) S    80DEG.    13'  E,   291.6 feet; thence
    (40) S    39DEG.    08'  E,   230.0 feet; thence
    (41) S    24DEG.    24'  E,   300.9 feet; thence
    (42) S    66DEG.    49'  E,   234.6 feet; thence
    (43) N    19DEG.    13'  E,   182.3 feet; thence
    (44) N    35DEG.    08'  W,   199.1 feet; thence
    (45) N    51DEG.    46'  E,   232.9 feet; to a point now designated
"A"; thence
    (46) N    70DEG.    15'  E,   133.2 feet; thence
    (47) S    75DEG.    35'  E,   295.5 feet; thence
    (48) S    69DEG.    24'  E,   211.9 feet; thence
    (49) S    79DEG.    01'  E,   157.6 feet; thence
    (50) S    44DEG.    20'  E,   213.1 feet; thence
    (51) S    73DEG.    03'  E,   249.7 feet; thence

    (52) S    48DEG.    18'  E,   146.1 feet; thence
    (53) S    36DEG.    36'  E,   345.1 feet; thence
    (54) S    32DEG.    30'  E,   296.1 feet; thence
    (55) S    13DEG.    53'  E.   106.3 feet; thence
    (56) N    53DEG.    47'  E,   303.9 feet; thence
    (57) S    42DEG.    42'  E,   588.7 feet; thence
    (58) N    49DEG.    25'  E.   474.6 feet; thence
    (59) S    51DEG.    50'  E,   265.2 feet; thence
    (60) S     0DEG.    30'  E,   164.2 feet; thence
    (61) S    41DEG.    03'  E,   793.3 feet; thence
    (62) S    26DEG.    53'  W,   130.7 feet; thence
    (63) S    74DEG.    01'  w,   208.9 feet; thence
    (64) S    37DEG.    38'  W,   131.6 feet; thence
    (65) S    34DEG.    54'  E,   321.8 feet; thence
    (66) S    32DEG.    47'  E,   190.2 feet; thence
    (67) S    52DEG.    55'  W,   252.5 feet; thence
    (68) S    27DEG.    00'  E,   471.3 feet; thence
    (69) S     8DEG.    03'  E,   131.1 feet; thence
    (70) S    43DEG.    52'  W,   224.5 feet; thence
    (71) S    88DEG.    52'  W,   80.9  feet; thence
    (72) N    36DEG.    49'  W,   745.5 feet; thence
    (73) N    54DEG.    47'  W,   204.7 feet; thence
    (74) N    25DEG.    04'  W,   225.1 feet; thence
    (75) N    44DEG.    35'  W,   144.7 feet; thence
    (76) S    56DEG.    21'  W,   159.3 feet; thence
    (77) S    22DEG.    48'  E,   136.1 feet; thence
    (78) S    50DEG.    14'  E,   88.7 feet;  thence
    (79) S    28DEG.    40'  E,   720.6 feet; thence
    (80) S    34DEG.    50'  W,   83.2 feet;  thence
    (81) S    04DEG.    57'  W,   106.7 feet; thence
    (82) S    39DEG.    55'  E,   73.2 feet;  thence
    (83) S    78DEG.    25'  E,   212.3 feet; thence
    (84) S    43DEG.    45'  E,   146.5 feet: thence
    (85) S    26DEG.    20'  E,   247.4 feet; thence
    (86) S    54DEG.    52'  W,   447.4 feet; thence
    (87) N    87DEG.    29'  W,   123.3 feet; thence
    (88) N    62DEG.    22'  W,   263.4 feet; thence
    (89) N    40DEG.    44'  W,   380.9 feet; thence
    (90) S    30DEG.    43'  W,   223.1 feet; thence
    (91) S    14DEG.    31'  E,   78.2 feet;  thence
    (92) S    38DEG.    35'  E,   267.5 feet; thence
    (93) S    62DEG.    13'  E,   322.9 feet; thence
    (94) S    57DEG.    18'  E,   325.2 feet; thence
    (95) S    80DEG.    01'  E,   88.1 feet;  thence
    (96) S    43DEG.    57'  E,   122.8 feet; thence
    (97) S    02DEG.    46'  W,   207.1 feet; thence
    (98) S    34DEG.    23'  E,   497.4 feet; thence

    (99)      S    26DEG.    30'  E,   266.2 feet;     thence
    (100)     S    33DEG.    16'  E,   309.4 feet;     thence
    (101)     S    23DEG.    25'  E,   263.8 feet;     thence
    (102)     S    42DEG.    31'  E,   314.4 feet;     thence
    (103)     N    85DEG.    46'  E,   194.1 feet;     thence
    (104)     S    19DEG.    41'  E,   201.0 feet;     thence
    (105)     S    34DEG.    35'  E,   241.7 feet;     thence
    (106)     S    29DEG.    31'  E,   620.3 feet;     thence
    (107)     S    56DEG.    13'  E,   106.3 feet;     thence
    (108)     S    71DEG.    54'  E,   149.0 feet;     thence
    (109)     S    54DEG.    13'  E,   125.7 feet;     thence
    (110)     S    35DEG.    55'  E,   152.0 feet:     thence
    (111)     S    54DEG.    24'  E,   536.3 feet to intersection with said
              southeasterly line of Lot 1: thence along said lot line
    (112)     S    44DEG.    41'  W,   1457.8 feet to the place of beginning
CONTAINING AN AREA OF 573.8 ACRES OF LAND, MORE OR LESS

PARCEL 3

    Certain real property situate in the Rancho San Bernardo, Monterey County, California, being a part of Lot 4 as shown as map filed in Volume 1 of Surveys at Page 34, records of said county, said part being particularly described as follows:

    Beginning at a point from which the hereinbefore mentioned Point "A" bears S 40DEG. 55' 50" E, 399.0 feet distant and running thence

    (1)  N    72DEG.    36'  W,   140.5  feet; thence
    (2)  S    86DEG.    03'  W,   619.0  feet; thence
    (3)  N    77DEG.    00'  W,   179.3  feet; thence
    (4)  S    83DEG.    10'  W,   234.7  feet; thence
    (5)  N    82DEG.    37'  W,   612.0  feet; thence
    (6)  N    76DEG.    58'  W,   311.8  feet; thence
    (7)  N    85DEG.    33'  W,   467.4  feet; thence
    (8)  N    61DEG.    20'  W,   151.2  feet; thence
    (9)  N    43DEG.    23'  W,   328.0  feet; thence
    (10) N    36DEG.    53'  W,   619.6  feet; thence
    (11) N    17DEG.    33'  W,   269.3  feet; thence
    (12) N    28DEG.    32'  E,   389.8  feet; thence
    (13) N    82DEG.    55'  E,   158.7  feet; thence
    (14) S    66DEG.    58'  E,   365.8  feet; thence
    (19) S    67DEG.    34'  E,   777.4  feet; thence
    (16) S    64DEG.    30'  E,   1024.0 feet; thence
    (17) S    73DEG.    04'  E,   388.8  feet; thence
    (18) S    55DEG.    49'  E,   329.3  feet; thence
    (19) S    80DEG.    07'  E,   331.0  feet; thence
    (20) S    53DEG.    18'  E,   79.3   feet; thence
    (21) S     1DEG.    26'  E,   261.6  feet; thence

    (22) S    12DEG.    02'  W,   79.5  feet to the place of beginning
CONTAINING AN AREA OF 63.8 ACRES OF LAND, MORE OR LESS

PARCEL 4

EXHIBIT "C"

    Certain real property situate in the Rancho San Bernardo, Monterey County, California, being a part of Lot 1 as shown on map filed in Volume 1 of Surveys at Page 34, records of said county, said part being particularly described as follows:

    Beginning at a point from which the hereinbefore mentioned Point "A" bears S 30DEG. 11' 20" E, 326.1 feet distant and running thence

    (1)  N     2DEG.    51'  E,   293.9 feet: thence
    (2)  N    62DEG.    06'  E,   65.2  feet; thence
    (3)  N    67DEG.    11'  E,   779.4 feet; thence
    (4)  S    40DEG.    01'  E,   232.0 feet; thence
    (5)  S    76DEG.    42'  E,   422.9 feet; thence
    (6)  S    81DEG.    29'  E,   876.2 feet; thence
    (7)  S    67DEG.    41'  E,   553.4 feet; thence
    (8)  S    65DEG.    16'  E,   492.0 feet; thence
    (9)  S    62DEG.    20'  E,   265.4 feet; thence
    (10) S    69DEG.    09'  W,   225.0 feet; thence
    (11) N    77DEG.    14'  W,   270.0 feet; thence
    (12) fl   73DEG.    54'  W,   209.7 feet; thence
    (13) N    84DEG.    52'  W,   325.5 feet; thence
    (14) N    89DEG.    47'  W,   366.5 feet; thence
    (15) N    74DEG.    52'  W,   61.3  feet; thence
    (16) N    12DEG.    38'  E,   160.5 feet; thence
    (17) S    60DEG.    48'  W,   330.7 feet; thence
    (18) N    84DEG.    30'  W,   393.1 feet; thence
    (19) N    81DEG.    03'  W,   215.4 feet; thence
    (20) N    76DEG.    45'  W,   859.9 feet; thence
    (21) S    84DEG.    08'  W,   293.9 feet to the place of beginning

CONTAINING AN AREA OF 33.5 ACRES OF LAND, MORE OR LESS

COURSES ALL TRUE




                                  This description was prepared under my
                                  direction.



                                  /s/ Alan G. Miller
                                  ---------------------------------------------
                                  Alan G. Miller                        LS 3880

                                 MEMORANDUM OF LEASE

         THIS LEASE is made by and between LUIS ECHENIQUE, a married man dealing with his separate property, FRANCIS D. ECHENIQUE, a married man dealing with his separate property, and RICARDO ECHENIQUE, a single man, hereinafter collectively called Lessors, and MONTEREY FARMING CORPORATION, a corporation, hereinafter called Lessee.

         For and in consideration of the mutual covenants contained in that unrecorded lease between the parties, executed simultaneously with this instrument and hereinafter cal led the lease agreement," Lessors lease to Lessee, and Lessee takes and hires from Lessors, on and subject to the terms, provisions and conditions set forth in the lease agreement, approximately 707 acres of sprinkler-irrigated farming land located on the Echenique Ranch near the town of San Lucas in Monterey County, California. Hereunto attached and incorporated herein by reference are a description of said land, marked "Exhibit A," and a map showing the location and boundaries of the same, marked "Exhibit B." Said lease land is hereinafter referred to as the "Premises."

         The terms and conditions of the lease agreement include the following:

              TERM. The term of this lease is thirty (30) years and one (1) month commencing November 1, 1979, and ending November 30, 2009, subject to the option to extend referred to below.

              OIL AND CAS LEASES. This lease is subject and subordinate to a certain oil and gas lease affecting the Premises, dated August 8, 1973, taken by Getty Oil Company, a Delaware corporation, as lessee, recorded August 24, 1973, on Reel 866, at Page 930, and re-recorded August 29, 1973, on Reel 867, at Page 823, Official Records of Monterey County, California; said lessee's interest therein was subsequently assigned to and is now held by Husky Oil Company of Delaware, a corporation. Notwithstanding anything to the contrary contained in this lease, Lessors shall have the right at any time or from time to time to execute other oil, gas or mineral-leases with respect to the Premises (or to extend the existing oil and gas lease held by Husky Oil Company of Delaware); provided, that neither Lessors nor said mineral lessee shall have the right, without the prior written consent of the Lessee, to enter upon the surface of the Premises or the upper 500 feet thereof to explore for, produce, or extract oil, gas or other minerals. All oil, gas or mineral leases hereafter executed by Lessors with respect to the Premises shall contain a provision making the lessee therein primarily liable to Lessors and Lessee, as their respective interests may appear, for all damages to livestock, crops, vines, trees, fences, roads, ditches, buildings and other improvements on the Premises, caused by said lessee's operations thereon. Lessors hereby agree to indemnify and hold harmless the Lessee from and against all such damages.

              LESSORS' ENCUMBRANCES. Except as contemplated by Paragraph 20 of the lease agreement, Lessors shall not further encumber the Premise's or any part thereof during the first ten (10) years of the lease term without Lessee's prior written consent.

              OPTION TO EXTEND. Provided that Lessee is not then in default under the terms of this lease, Lessee shall be entitled to extend the term of this lease for four (4) successive five-year terms upon giving to Lessors written notice of Lessee's election to exercise the option to extend the term at least ninety (90) days prior to the expiration of the then existing term hereof. Such renewal shall be upon the same terms and conditions as are herein stated. References in this lease to the term of this lease shall, to the extent exercised, include the four (4) successive five-year options provided for above.

              FIRST RIGHT TO PURCHASE. During the term of this lease, provided Lessee is not in default in the performance of any of its obligations hereunder, the Lessee shall have the first right to purchase the Premises if the Lessors receive a bona fide offer to purchase the same from a third party which they desire to accept, or if the Lessors offer to sell the same. In either such case the Lessors shall give Lessee written notice of such offer and of all of the terms and conditions thereof, and thereafter the Lessee shall have twenty (20) days in which to exercise this first right to purchase by, giving to Lessors written notice of Lessee's election so to do. If this first right to purchase is not so exercised by Lessee within said twenty
         (20) days' period, it shall lapse and shall be of no further force or effect and Lessors thereafter shall be free to sell the Premises to a third party within one hundred and eighty (180) days after Lessee's first right to purchase lapses, but not for a lesser price or on terms substantially more favorable to the purchaser. Any such sale to a third party shall be subject to this lease, it being expressly understood and agreed that this lease shall continue in full force and effect notwithstanding said sale.

              ASSIGNMENT AND SUBLETTING. Lessee shall not assign this lease or any interest heroin, or underlet the Premises or any part thereof, without the prior written consent of the Lessors, except to an affiliate or affiliates of MONTEREY FARMING CORPORATION (i.e., a partnership in which MONTEREY FARMING CORPORATION is a general partner, or a joint venture in which MONTEREY FARMING CORPORATION is a joint venturer), and neither this lease, nor any interest herein of the Lessee, shall be assignable in proceedings by or against the Lessee in bankruptcy or in insolvency, or in any other manner by operation of law; provided, that such consent shall not be unreasonably withheld; provided further, that Lessors' consent shall not be required in connection with the transfer of this lease to a lender who has financed improvements to the Premises under the provisions of Paragraph 19 or Paragraph 20 of the lease agreement and who holds a security interest in the leasehold estate of the Lessee, in a foreclosure or other like proceedings instituted by the lender under the terms of any such security instrument, or by an assignment or other conveyance given in lieu of foreclosure. No assignment under the provisions of this paragraph shall be effective, however, until the assignee has given written notice of such assignment to the Lessors, stating the name and address of the assignee and the date of transfer, accompanied by a copy of the assignment and the written agreement of the assignee expressly assuming and agreeing to keep and perform all of the obligations of the Lessee under this lease.

         All of the terms, provisions and conditions of the lease agreement executed by the parties simultaneously with this memorandum agreement are incorporated in and made a part hereof by reference.

         IN WITNESS WHEREOF, the said parties have executed this lease in duplicate this 27th day of September, 1979.


LESSOR:                                LESSEE:
------                                 ------


                                       MONTERY FARMING
/s/ Luis Echenique                     CORPORATION, a corporation
------------------------------
Luis Echenique


                                       By /s/ Alfred G. Scheid
                                         -------------------------
/s/ Ricardo Enchenique                        President
------------------------------
Ricardo Enchenique


                                       By /s/ Alvin J. Portnoy
                                         -------------------------
/s/ Francis D. Echenique                      Secretary
------------------------------
Francis D. Echenique

                                       Address:
                                       501 Santa Monica Boulevard
                                       Suite 312
By   /s/ Luis Echenique                Santa Monica, California 90401
     -------------------------
     His Attorney-in-fact



Address:
P.O. Box 108
San Lucas, California  93954

                                       CONSENT

         MARY R. ECHENIQUE, wife of LUIS ECHENIQUE, and MARGARET ANN ECHENIQUE, wife of FRANCIS D. ECHENIQUE, hereby consent to the foregoing lease.

         DATED: September 27, 1979.



                                  /s/ Mary R. Echenique
                                  ---------------------------------------------
                                  Mary R. Echenique



                                  /s/ Margaret Ann Echenique
                                  ---------------------------------------------
                                  Margaret Ann Echenique



                                  By /s/ Luis Echenique
                                    -------------------------------------------
                                       Her Attorney-in-fact



STATE OF CALIFORNIA          )
                             )    ss.
COUNTY OF MONTEREY           )

         On September 27, 1979, before me, the undersigned, a Notary
Public in and for said county and state, personally appeared LUIS ECHENIQUE, RICARDO ECHENIQUE and MARY R. ECHENIQUE, known to me to be the persons whose names are subscribed to the within instrument, and acknowledged to me that they executed the same.

                                  /s/ John W. Hutton
                                  ---------------------------------------------
                                  Notary Public

STATE OF CALIFORNIA          )
                             )    ss.
COUNTY OF MONTEREY           )

         On September 27, 1979, before me, the undersigned, a Notary
Public in and for said county and state, personally appeared LUIS ECHENIQUE, known to me to be the persons whose name is subscribed to the within instrument as the attorney-in-fact of FRANCIS D. ECHENIQUE and MARGARET ANN ECHENIQUE, and acknowledged to me that he subscribed the names of FRANCIS D. ECHENIQUE and MARGARET ANN ECHENIQUE thereto as principals, and his own name as attorney-in-fact.

                                  /s/ John W. Hutton
                                  ---------------------------------------------
                                  Notary Public

STATE OF CALIFORNIA     )
                        )    ss.
COUNTY OF               )

         On September 28, 1979, before me, the undersigned, a Notary
Public in and for said county and state, personally appeared Alfred G. Scheid and Alvin J. Portnoy, known to me to be the President and the Secretary of the corporation that executed the within instrument, and also known to me to be the persons who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.



                                  /s/ John S. Thompson
                                  ---------------------------------------------
                                  Notary Public

Luis Echenique, et al to:

EXHIBIT "A"

PARCEL 1

    Certain real property situate in the Rancho San Lucas, Monterey County, California, being a part of Lot 1 as shown on map filed in Volume 1 of Surveys at Page 34, records of said county, said part being particularly described as follows:

    Beginning at a point in the southeasterly boundary of said Lot 1, at the northeasterly side of the farm road running along the southwesterly side of California State Highway US 101 as described in deed from Luis Echenique, et al to the State of California dated May 29,1969 and recorded in Reel 615 of Official Records at Page 698, records of said county, and running thence along said southeasterly lot boundary.

    (1)  S    44DEG.    41'  W,   651.6 feet; thence
    (2)  N    37DEG.    14'  W,   376.8 feet; thence
    (3)  N    36DEG.    26'  W,   4046.4feet; thence
    (4)  N    36DEG.    04'  W,   457.8 feet; thence
    (5)  N    44DEG.    04'  W,   405.7 feet; thence
    (6)  N    36DEG.    29'  W,   496.4 feet; thence
    (7)  N    36DEG.    53'  W,   410.2 feet; thence
    (8)  N    30DEG.    47'  W,   603.5 feet; thence
    (9)  N    52DEG.    04'  E,   154.0 feet to the northeasterly side of a
         farm road running along and said highway line; thence along said road line
    (10) S    48DEG     43'  E,   265.6 feet; thence
    (11) S    45DEG     11'  W,   409.8 feet; thence
    (12) S    41DEG.    36'  E,   541.1 feet; thence
    (13) S    36DEG.    07'  E,   353.9 feet; thence
    (14) S    40DEG.    01'  E,   4419.5 feet; thence
    (15) S    40DEG.    20'  E,   722.0 feet; to the point of beginning.

PARCEL 2

    Certain real property situate in the Rancho San Lucas, Monterey County, California, being a part of Lot 1 as shown on map filed in Volume 1 of Surveys at Page 34, records of said county, said part being particularly described as follows:

    Beginning at a point in the southeasterly boundary of said Lot 1, at the southwesterly line of a farm road running along the northeasterly line of said State Highway and running thence along said southwesterly road line

    (1)  N    40DEG.    02'  W,   1166.1 feet; thence
    (2)  N    36DEG.    35'  W,   450.2 feet; thence
    (3)  N    44DEG.    14'  W,   302.1 feet; thence
    (4)  N    39DEG.    49'  W,   1198.9 feet; thence
    (5)  N    36DEG.    20'  W,   249.7 feet; thence
    (6)  N    37DEG.    45'  W,   601.0 feet; thence
    (7)  N    45DEG.    16'  W,   351.9 feet; thence continuing along the line
         of said farm road, but leaving said county highway line

    (8)  N    39DEG.    49'  W,   2499.9 feet; thence
    (9)  N    49DEG.    43'  W,   1773.8 feet; thence
    (10) N    33DEG.    14'  W,   443.2 feet; thence
    (II) N    18DEG.    34'  W,   539.6 feet; thence
    (12) N    33DEG.    38'  W,   203.5 feet; thence
    (13) N    50DEG.    30'  W,   312.3 feet; thence
    (14) N    44DEG.    43'  W,   224.8 feet; thence
    (15) N    64DEG.    13'  W,   247.8 feet; thence
    (16) N    33DEG.    19'  W,   445.7 feet; thence
    (17) N    31DEG.    29'  W,   486.7 feet: thence
    (18) N    27DEG.    30'  E,   243.3 feet; thence
    (19) N    44DEG.    05'  W,   195.0 feet; thence
    (20) N    50DEG.    32'  W,   141.6 feet; thence
    (21) N    40DEG.    41'  W,   201.7 feet; thence
    (22) N    50DEG.    51'  W,   247.7 feet; thence
    (23) N    46DEG.    48'  W,   206.2 feet; thence
    (24) N    52DEG.    59'  E,   270.0 feet; thence
    (25) S    42DEG.    40'  E,   483.4 feet; thence
    (26) S    38DEG.    29'  E,   343.3 feet; thence
    (27) N    68DEG.    04'  E,   206.6 feet; thence
    (28) N    86DEG.    50'  E,   102.1 feet; thence
    (29) S    86DEG.    24'  E,   224.0 feet; thence
    (30) S    55DEG.    29'  E,   126.1 feet; thence
    (31) S    39DEG.    52'  E,   308.5 feet; thence
    (32) N    49DEG.    33'  E,   62.0 feet; thence
    (33) N    22DEG.    53'  E,   160.3 feet; thence
    (34) S    78DEG.    48'  E,   234.9 feet; thence
    (35) S    54DEG.    54'  E,   174.2 feet; thence
    (36) N    86DEG.    20'  E,   192.4 feet; thence
    (37) S    83DEG.    52'  E,   282.8 feet; thence
    (38) S    89DEG.    24'  E,   329.5 feet; thence
    (39) S    80DEG.    13'  E,   291.6 feet; thence
    (40) S    39DEG.    08'  E,   230.0 feet; thence
    (41) S    24DEG.    24'  E,   300.9 feet; thence
    (42) S    66DEG.    49'  E,   234.6 feet; thence
    (43) N    19DEG.    13'  E,   182.3 feet; thence
    (44) N    35DEG.    08'  W,   199.1 feet; thence
    (45) N    51DEG.    46'  E,   232.9 feet; to a point now designated "A";
         thence
    (46) N    70DEG.    15'  E,   133.2 feet; thence
    (47) S    75DEG.    35'  E,   295.5 feet; thence
    (48) S    69DEG.    24'  E,   211.9 feet; thence
    (49) S    79DEG.    01'  E,   157.6 feet; thence
    (50) S    44DEG.    20'  E,   213.1 feet; thence
    (51) S    73DEG.    03'  E,   249.7 feet; thence
    (52) S    48DEG.    18'  E,   146.1 feet; thence
    (53) S    36DEG.    36'  E,   345.1 feet; thence
    (54) S    32DEG.    30'  E,   296.1 feet; thence

    (55) S    13DEG.    53'  E.   106.3 feet; thence
    (56) N    53DEG.    47'  E,   303.9 feet; thence
    (57) S    42DEG.    42'  E,   588.7 feet; thence
    (58) N    49DEG.    25'  E.   474.6 feet; thence
    (59) S    51DEG.    50'  E,   265.2 feet; thence
    (60) S     0DEG.    30'  E,   164.2 feet; thence
    (61) S    41DEG.    03'  E,   793.3 feet; thence
    (62) S    26DEG.    53'  W,   130.7 feet; thence
    (63) S    74DEG.    01'  w,   208.9 feet; thence
    (64) S    37DEG.    38'  W,   131.6 feet; thence
    (65) S    34DEG.    54'  E,   321.8 feet; thence
    (66) S    32DEG.    47'  E,   190.2 feet; thence
    (67) S    52DEG.    55'  W,   252.5 feet; thence
    (68) S    27DEG.    00'  E,   471.3 feet; thence
    (69) S     8DEG.    03'  E,   131.1 feet; thence
    (70) S    43DEG.    52'  W,   224.5 feet; thence
    (71) S    88DEG.    52'  W,   80.9 feet;     thence
    (72) N    36DEG.    49'  W,   745.5 feet;    thence
    (73) N    54DEG.    47'  W,   204.7 feet;    thence
    (74) N    25DEG.    04'  W,   225.1 feet;    thence
    (75) N    44DEG.    35'  W,   144.7 feet;    thence
    (76) S    56DEG.    21'  W,   159.3 feet;    thence
    (77) S    22DEG.    48'  E,   136.1 feet;    thence
    (78) S    50DEG.    14'  E,   88.7 feet;     thence
    (79) S    28DEG.    40'  E,   720.6 feet;    thence
    (80) S    34DEG.    50'  W,   83.2 feet;     thence
    (81) S    04DEG.    57'  W,   106.7 feet;    thence
    (82) S    39DEG.    55'  E,   73.2 feet;     thence
    (83) S    78DEG.    25'  E,   212.3 feet;    thence
    (84) S    43DEG.    45'  E,   146.5 feet:    thence
    (85) S    26DEG.    20'  E,   247.4 feet;    thence
    (86) S    54DEG.    52'  W,   447.4 feet;    thence
    (87) N    87DEG.    29'  W,   123.3 feet;    thence
    (88) N    62DEG.    22'  W,   263.4 feet;    thence
    (89) N    40DEG.    44'  W,   380.9 feet;    thence
    (90) S    30DEG.    43'  W,   223.1 feet;    thence
    (91) S    14DEG.    31'  E,   78.2 feet;     thence
    (92) S    38DEG.    35'  E,   267.5 feet;    thence
    (93) S    62DEG.    13'  E,   322.9 feet;    thence
    (94) S    57DEG.    18'  E,   325.2 feet;    thence
    (95) S    80DEG.    01'  E,   88.1 feet;     thence
    (96) S    43DEG.    57'  E,   122.8 feet;    thence
    (97) S    02DEG.    46'  W,   207.1 feet;    thence
    (98) S    34DEG.    23'  E,   497.4 feet;    thence
    (99) S    26DEG.    30'  E,   266.2 feet;    thence
    (100)S    33DEG.    16'  E,   309.4 fe&t;    thence
    (101)S    23DEG.    25'  E,   263.8 feet;    thence

    (102)S    42DEG.    31'  E,   314.4 feet;    thence
    (103)N    85DEG.    46'  E,   194.1 feet;    thence
    (104)S    19DEG.    41'  E,   201.0 feet;    thence
    (105)S    34DEG.    35'  E,   241.7 feet;    thence
    (106)S    29DEG.    31'  E,   620.3 feet;    thence
    (107)S    56DEG.    13'  E,   106.3 feet;    thence
    (108)S    71DEG.    54'  E,   149.0 feet;    thence
    (109)S    54DEG.    13'  E,   125.7 feet;    thence
    (110)S    35DEG.    55'  E,   152.0 feet:    thence
    (111)S    54DEG.    24'  E,   536.3 feet to intersection with said
    southeasterly line of Lot 1: thence along said lot line
    (112)S    44DEG.    41'  W,   1457.8 feet to the place of beginning
CONTAINING AN AREA OF 573.8 ACRES OF LAND, MORE OR LESS

PARCEL 3

    Certain real property situate in the Rancho San Bernardo, Monterey County, California, being a part of Lot 4 as shown as map filed in Volume 1 of Surveys at Page 34, records of said county, said part being particularly described as follows:

    Beginning at a point from which the hereinbefore mentioned Point "A" bears S 40DEG. 55' 50" E, 399.0 feet distant and running thence

    (1)  N    72DEG.    36'  W,   140.5 feet; thence
    (2)  S    86DEG.    03'  W,   619.0 feet; thence
    (3)  N    77DEG.    00'  W,   179.3 feet; thence
    (4)  S    83DEG.    10'  W,   234.7 feet; thence
    (5)  N    82DEG.    37'  W,   612.0 feet; thence
    (6)  N    76DEG.    58'  W,   311.8 feet; thence
    (7)  N    85DEG.    33'  W,   467.4 feet; thence
    (8)  N    61DEG.    20'  W,   151.2 feet; thence
    (9)  N    43DEG.    23'  W,   328.0 feet; thence
    (10) N    36DEG.    53'  W,   619.6 feet; thence
    (11) N    17DEG.    33'  W,   269.3 feet; thence
    (12) N    28DEG.    32'  E,   389.8 feet; thence
    (13) N    82DEG.    55'  E,   158.7 feet; thence
    (14) S    66DEG.    58'  E,   365.8 feet; thence
    (19) S    67DEG.    34'  E,   777.4 feet; thence
    (16) S    64DEG.    30'  E,   1024.0 feet; thence
    (17) S    73DEG.    04'  E,   388.8 feet; thence
    (18) S    55DEG.    49'  E,   329.3 feet; thence
    (19) S    80DEG.    07'  E,   331.0 feet; thence
    (20) S    53DEG.    18'  E,   79.3 feet; thence
    (21) S     1DEG.    26'  E,   261.6 feet; thence
    (22) S    12DEG.    02'  W,   79.5 feet to the place of beginning

CONTAINING AN AREA OF 63.8 ACRES OF LAND, MORE OR LESS

Recorded at the Request of



RETURN TO:
MONTEREY FARMING CORPORATION
2716 Ocean Park Blvd., Suite 1064
Santa Monica, CA  90405


                           AMENDMENT TO MEMORANDUM OF LEASE
                           --------------------------------

    This Amendment to Memorandum of Lease is made with reference to that certain Memorandum of Lease executed on September 27, 1979, and recorded in Reel 1376 at Page 379, Series G 50142, at the Office of the Recorder for the County of Monterey, State of California, wherein LUIS ECHENIQUE, FRANCIS D. ECHENIQUE, and RICARDO ECHENIQUE were therein named "Lessors," and MONTEREY FARMING CORPORATION, a corporation, was named therein as "Lessee."

    SAID LEASE IS HEREBY AMENDED to include and annex certain additional real property consisting of certain easements for pipeline purposes, and easements for well lot purposes which shall hereafter be fully subject to all of the terms and conditions of said Lease and this Amendment hereto. Said easements are more fully described in Exhibit "A" attached hereto and by-reference made a part hereof.

    Lessee shall have the right to use said easements for ingress, egress, installment, maintenance, and operation of water wells and water transmission lines, including necessary utilities for their operation, on the property described herein in Exhibit "A" for the balance of the lease term and any extensions thereto as provided in said Lease.

    In all other respects, the parties hereto confirm and agree to be bound by each and every term and condition of said Lease.

                                  /s/ Luis Echenique
                                  ---------------------------------------------
                                  Luis Echenique



                                  /s/ Francis D. Echenique
                                  ---------------------------------------------
                                  Francis D. Echenique



                                  /s/ Ricardo Echenique
                                  ---------------------------------------------

                                  Ricardo Echenique

                                                                         LESSORS

                                  MONTEREY FARMING CORPORATION



                                  By /s/ Albert A. Oliveira
                                    -------------------------------------------



                                  By /s/ Ernest M. Brown
                                    -------------------------------------------

                                                                          LESSEE

STATE OF CALIFORNIA          )
                             ) ss.
COUNTY OF MONTEREY           )

    On September 4, 1987, before me, the undersigned Notary Public in and for said State, personally appeared LUIS ECHENIQUE, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he executed it.

                                  /s/ John W. Hutton
                                  ---------------------------------------------
                                            Notary Public

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF MONTEREY      )

    On September 4, 1987, before me, the undersigned Notary Public in and for said State, personally appeared FRANCIS D. ECHENIQUE, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he executed it.

                                  /s/ John W. Hutton
                                  ---------------------------------------------
                                            Notary Public



STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF MONTEREY      )

    On September 4, 1987, before me, the undersigned Notary Public in and for said State, personally appeared RICARDO ECHENIQUE, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to this instrument, and acknowledged that he executed it.



                                  /s/ John W. Hutton
                                  ---------------------------------------------
                                            Notary Public



STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF               )

    On September 4, 1987, before me, the undersigned Notary Public in and for said State, personally appeared Albert A. Oliveira personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) who executed the within instrument as Vice President and _________________ of the corporation therein named and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

                                  /s/ John W. Hutton
                                  ---------------------------------------------
                                            Notary Public

Luis Echenique, et al, to:

    Certain real property situate in the Rancho San Bernardo, County of Monterey, State of California, being a part of Lot 1 as said lot is shown and so delineated on the Map filed in Volume 1 of Surveys at Page 34, records of said county, said portion being more particularly described as follows:

    FIRST

    AN EASEMENT for pipeline purposes, 15 feet wide, lying 7.50 feet equally on each side of the following described centerline:

    Beginning at a point on an existing pipeline, from which a - -point in the southeasterly boundary of said Lot 1, at the southwesterly line of a farm road running along the northeasterly line of the California State Highway - U.S. 101 (as described in -Deed from Luis Echenique, et al, to the State of California, dated May 29, 1969 and recorded in Reel 615 of Official Records at Page 698, records of said county) bears S.12DEG. 01' 13" E., 7,925.84 feet distant; thence running along an existing pipeline

    1.   N.40DEG.  17'10"E., 2,329.53 feet; thence

    2.   N.12DEG.  49'57"E., 275.00 feet; thence

    3. N.33DEG. 33'08"E., 209.02 feet to a point herein and now designated a point "A" for the reference thereto in further description hereinafter to be made; thence

    4. N.33DEG. 33'08"E., 209.02 feet to a point herein and now designated as point "C" for the reference thereto in further description hereinafter to be made; thence

    5. N.33DEG. 33'08"E., 124.06 feet to a point herein and now designated as point "D" for the reference thereto in further description hereinafter to be made.

    SECOND

    AN EASEMENT for pipeline purposes, 15 feet wide, lying equally 7.50 feet on each side of the following described centerline:

    Beginning at the hereinbefore mentioned point "A" and running thence along an existing pipeline

    1. N.19DEG. 31'48"W., 369.65 feet to a point herein and now designated as point "B" for the reference thereto in further description hereinafter to be made.

    THIRD

    AN EASEMENT for pipeline purposes, 15 feet wide, lying equally 7.50 feet on each side of the following described centerline:

    Beginning at the hereinbefore mentioned point "C" and running thence along an existing pipeline

    1. N.56DEG. 26'52"W., 27.71 feet to a point herein and now designated as point "E" for the reference thereto in further description hereinafter to be made.

    FOURTH

    AN EASEMENT for well lot purposes beginning at the hereinbefore mentioned point "B" and running thence

    1.   N.70DEG.  12" E.,   10.00 feet; thence

    2.   N.19DEG.  31'48"W., 20.00 feet; thence

    3.   S.70DEG.  27'12"W., 20.00 feet; thence

    4.   S.19DEG.  31'48E.,  20.00 feet; thence

    5.   N.70DEG.  28'12"E., 10.00 feet to the point of beginning.

    FIFTH

    AN EASEMENT for well lot purposes beginning at the hereinbefore mentioned point "E" and running thence

    1.   N.33DEG.  33'08"E., 10.00 feet; thence

    2.   N.56DEG.  26'52"W., 20.00 feet; thence

    3.   S.33DEG.  33'08"W., 20.00 feet; thence

    4.   S.56DEG.  26'52"E., 20.00 feet; thence

    5.   N.33DEG.  33'08"E., 10.00 feet to the point of beginning.

    SIXTH

    AN EASEMENT for well lot purposes beginning at the hereinbefore mentioned point "D" and running thence

    1.   S.56DEG.  26'52"E., 10.00 feet; thence

    2.   N.33DEG.  33'08"E., 20.00 feet; thence

    3.   N.56DEG.  26'52"W., 20.00 feet; thence

    4.   S.33DEG.  33'08"W., 20.00 feet; thence

    5.   S.56DEG.  26'52"E., 10.00 feet to the point of beginning.

COURSES ALL TRUE.

                             This description was prepared under my direction



                             /s/ Philip L. Pearman
                             --------------------------------------------------
                             Philip L. Pearman L.S. 4448

                               FIRST AMENDMENT TO LEASE
                               ------------------------

    THIS AMENDMENT TO LEASE is made with reference to that certain Lease dated September 27, 1979, wherein LUIS ECHENIQUE, FRANCIS D. ECHENIQUE, and RICARDO ECHENIQUE were therein named "Lessors," and MONTEREY FARMING CORPORATION, a corporation, was therein named "Lessee." A Memorandum of said Lease was recorded in Reel 1376, at Page 379, Series G 50142, in the Office of the County Recorder for the County of Monterey, State of California.

    The parties hereto desire to amend said Lease to include and annex certain additional real property consisting of certain easements for pipeline purposes, and easements for well lot purposes which shall hereafter be fully subject to all of the terms and conditions of said Lease and this Amendment hereto. Said easements are more fully described in Exhibit "A" attached hereto and by reference made a part hereof.

    Lessee shall have the right to use said easements for ingress, egress, installment, maintenance, and operation of water wells and water transmission lines, including necessary utilities for their operation, on the property described herein in Exhibit "A" for the balance of the lease term and any extensions thereto as provided in said Lease.

    In all other respects, the parties hereto confirm and agree to be bound by each and every term and term and condition of said Lease.

    IN WITNESS WHEREOF, the said parties have executed this Amendment to Lease this 4 day of September, 1987.

                                  /s/ Luis Echenique
                                  ---------------------------------------------
                                  Luis Echenique



                                  /s/ Francis D. Echenique
                                  ---------------------------------------------
                                  Francis D. Echenique



                                  /s/ Ricardo Echenique
                                  ---------------------------------------------
                                  Ricardo Echenique

                                                                         LESSORS


                                  MONTEREY FARMING CORPORATION



                                  By /s/ Albert A. Oliveira
                                    -------------------------------------------
                                     Vice President


                                  By
                                    -------------------------------------------

                                                                          LESSEE

Luis Echenique, et al, to:

    Certain real property situate in the Rancho San Bernardo, County of Monterey, State of California, being a part of Lot 1 as said lot is shown and so delineated on the Map filed in Volume 1 of Surveys at Page 34, records of said county, said portion being more particularly described as follows:

    FIRST

    AN EASEMENT for pipeline purposes, 15 feet wide, lying 7.50 feet equally on each side of the following described centerline:

    Beginning at a point on an existing pipeline, from which a - -point in the southeasterly boundary of said Lot 1, at the southwesterly line of a farm road running along the northeasterly line of the California State Highway - U.S. 101 (as described in -Deed from Luis Echenique, et al, to the State of California, dated May 29, 1969 and recorded in Reel 615 of Official Records at Page 698, records of said county) bears S.12DEG. 01' 13" E., 7,925.84 feet distant; thence running along an existing pipeline

    1.   N.40DEG.  17'10"E., 2,329.53 feet; thence

    2.   N.12DEG.  49'57"E., 275.00 feet; thence

    3. N.33DEG. 33'08"E., 209.02 feet to a point herein and now designated a point "A" for the reference thereto in further description hereinafter to be made; thence

    4. N.33DEG. 33'08"E., 209.02 feet to a point herein and now designated as point "C" for the reference thereto in further description hereinafter to be made; thence

    5. N.33DEG. 33'08"E., 124.06 feet to a point herein and now designated as point "D" for the reference thereto in further description hereinafter to be made.

    SECOND

    AN EASEMENT for pipeline purposes, 15 feet wide, lying equally 7.50 feet on each side of the following described centerline:

    Beginning at the hereinbefore mentioned point "A" and running thence along an existing pipeline

    1. N.19DEG. 31'48"W., 369.65 feet to a point herein and now designated as point "B" for the reference thereto in further description hereinafter to be made.

    THIRD

    AN EASEMENT for pipeline purposes, 15 feet wide, lying equally 7.50 feet on each side of the following described centerline:

    Beginning at the hereinbefore mentioned point "C" and running thence along an existing pipeline

    1. N.56DEG. 26'52"W., 27.71 feet to a point herein and now designated as point "E" for the reference thereto in further description hereinafter to be made.

    FOURTH

    AN EASEMENT for well lot purposes beginning at the hereinbefore mentioned point "B" and running thence

    1.   N.70DEG.  12" E.,   10.00 feet; thence

    2.   N.19DEG.  31'48"W., 20.00 feet; thence

    3.   S.70DEG.  27'12"W., 20.00 feet; thence

    4.   S.19DEG.  31'48E.,  20.00 feet; thence

    5.   N.70DEG.  28'12"E., 10.00 feet to the point of beginning.

    FIFTH

    AN EASEMENT for well lot purposes beginning at the hereinbefore mentioned point "E" and running thence

    1.   N.33DEG.  33'08"E., 10.00 feet; thence

    2.   N.56DEG.  26'52"W., 20.00 feet; thence

    3.   S.33DEG.  33'08"W., 20.00 feet; thence

    4.   S.56DEG.  26'52"E., 20.00 feet; thence

    5.   N.33DEG.  33'08"E., 10.00 feet to the point of beginning.

    SIXTH

    AN EASEMENT for well lot purposes beginning at the hereinbefore mentioned point "D" and running thence

    1.   S.56DEG.  26'52"E., 10.00 feet; thence

    2.   N.33DEG.  33'08"E., 20.00 feet; thence

    3.   N.56DEG.  26'52"W., 20.00 feet; thence

    4.   S.33DEG.  33'08"W., 20.00 feet; thence

    5.   S.56DEG.  26'52"E., 10.00 feet to the point of beginning.

COURSES ALL TRUE.

                             This description was prepared under my direction



                             /s/ Philip L. Pearman
                             --------------------------------------------------
                             Philip L. Pearman L.S. 4448

                              SECOND AMENDMENT OF LEASE
                              -------------------------

                       (ECHENIQUE/MONTEREY FARMING CORPORATION)

    THIS AMENDMENT OF LEASE is made and entered into by and between LUIS ECHENIQUE, a married man dealing with his separate property, FRANCIS D. ECHENIQUE, a married man dealing with his separate property, and RICARDO ECHENIQUE, a single man, as Lessors, and MONTEREY FARMING CORPORATION, a corporation, as Lessee.

RECITALS:

         A. Under date of September 27, 1979, the Lessors and the Lessee entered into a written Lease covering approximately 707 acres of sprinkler-irrigated farming land in Monterey County, California, therein particularly described, a short form of which was recorded on December 12, 1970, in the office of the County Recorder of Monterey County, California, under Recorder's Serial No. G-50142. Lessee thereupon took possession of said premises and developed the same as a vineyard in accordance with the terms of said lease.

         B. Paragraph 20 of said lease defines the terms and conditions under which the Lessors will subordinate their fee title to the leased lands to a long-term loan obtained by Lessee to refinance the cost of improvements installed thereon by the Lessee. One such condition, set forth in subparagraph
(b), limits the term of the loan to not less than fifteen (15) nor more than twenty (20) years; another such condition, set forth in subparagraph (f), requires that the note evidencing the loan be payable in annual or more frequent installments of both principal and interest amortized over a term not to exceed twenty-five (25) years.

         C. Lessee has arranged a refinancing loan with a bank in the amount of $1,397,000.00, the terms of which will conform in all respects to the provisions of Paragraph 20 of the lease, except that the term of the proposed loan will be ten (10) years, with-payments amortized over twenty (20) years, thereby requiring a balloon payment of $698,000.00 at the end of said term. Lessee has requested that the provisions of Paragraph 20 of said lease be amended to allow a loan on those terms.

AGREEMENT:

         It is therefore mutually agreed by and between the said parties hereto, as follows:

         1. In consideration of an increase -in rental agreed to by Lessee and set forth in a separate instrument entitled "Agreement for Adjustment of Rental" executed by the parties hereto concurrently with this instrument and as a part of the same transaction, paragraph 20 of said lease is hereby amended in the following particulars:

         FIRST, subparagraph (b) thereof is hereby amended to read as follows:

              "(b) The term of the loan must be not less than ten (10) years, nor more than twenty (20) years.

         SECOND, subparagraph (f) thereof is hereby amended to read as follows:

              "(f) Said note shall provide for the repayment of the loan in equal monthly, quarterly, semi-annual or annual installments of both principal and interest, amortized over a period of not more than twenty (20) years and payable in full not sooner than ten (10) years after the date thereof. No provision shall be made for de ferment of principal payments, other than a provision allowing the lender, at the lender's sole discretion, to permit such deferment for not more than two (2) years at a time and for a total of not more than four (4) years during the term of the loan. Both the note and the deed of trust securing the same shall expressly provide that there can be no extension of the maturity date, additions to the balance of the loan, alteration of any provision in the documents, or any refinancing of the unpaid principal balance without the Lessors' prior written approval, which written approval shall not be unreasonably withheld; provided, that nothing in this subparagraph shall preclude the mortgagee (lender) from making any payment required to be made by Lessee under the terms of this lease in order to avoid or cure a default on the part of Lessee."

         2. Except as hereinabove specifically amended, said lease shall remain in full force and effect, without any change or modification whatsoever.

         3. This agreement, and all of the provisions hereof, shall be binding upon, and shall inure to the benefit of, the heirs, legal representatives, successors and assigns of the respective parties hereto.

         IN WITNESS WHEREOF, the said parties have executed this Amendment of Lease this 4 day of September, 1987.


            LESSOR                              LESSEE
            ------                              ------



/s/ Luis Echenique                     MONTERY FARMING
------------------------------
     Luis Echenique                    CORPORATION, a California corporation



/s/ Francis D. Echenique
------------------------------
     Francis D. Echenique              By /s/ Albert A. Oliveira
                                         ---------------------------------
                                                Vice President


/s/ Ricardo Echenique
------------------------------
     Ricardo Echenique                 By
                                         ---------------------------------
                                                 Secretary


                                         -3-